SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

           Pre-Effective Amendment No.  [    ]
           Post-Effective Amendment No. [ 25 ]
                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
           Amendment No. [ 30 ]
                 (Check appropriate box or boxes.)



                        VOLUMETRIC FUND, INC
             (Name of Registrant as specified in Charter)


           87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
               (Address of Principal Executive Officers)


                           (845)623-7637
                    (Phone number of registrant)



                          GABRIEL J. GIBS
                        VOLUMETRIC FUND, INC
             87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
                (Name and Address of Agent for Service)
   Approximate Date of Proposed Public Offering: June 14, 2010


It is proposed that this filing will become effective (check appropriate box)
     [XX] immediately upon filing pursuant to paragraph (b)
     [  ] _______, 2010 pursuant to paragraph (b)
     [  ] 60 days after filing pursuant to paragraph (a)(1)
     [  ] on (date) pursuant to paragraph (a)(1)
     [  ] 75 days after filing pursuant to paragraph (a)(2)
     [  ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                                           June 14, 2010



                                            Volumetric Fund, Inc.
                                           ------------------------
                                            Prospectus

                                            Ticker VOLMX














                                              [Volumetric Fund Logo]




















                                            The Securities and Exchange
                                            Commission has not approved or
                                            disapproved these securities or
                                            determined whether the information
                                            in this prospectus is adequate or
                                            accurate. Any representation to the
                                            contrary is a criminal offense.









                     TABLE OF CONTENTS

Fund Summary
  Investment Objective.................................... 2
  Fees and Expenses........................................2
  Portfolio Turnover.......................................3
  Principal Investment Strategies..........................3
  Principal Investment Risks...............................3
  Performance..............................................3
  Investment Adviser ......................................5
  Portfolio Managers ......................................5
  Purchase and Sales of Shares.............................5
  Tax Information..........................................5
  Payments to Brokers-Dealers and Financial Intermediaries.5
Investment Approach........................................6
Management of the Fund.....................................7
Pricing of Fund Shares.....................................8
Purchasing Fund Shares.....................................8
Redeeming Fund Shares.....................................10
Dividends and Distributions ..............................10
Tax Consequences..........................................10
Financial Highlights......................................11



                           SUMMARY


INVESTMENT OBJECTIVE

      Volumetric Fund's (the 'Fund') investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder Fees (paid directly from your investment)

      Maximum Sales Charge (Load) on Purchases:              None
      Maximum Sales Charge (Load) on Reinvested Dividends:   None
      Deferred Sales Charge:                                 None
      Redemption Fee:                                        None*
       *The Fund charges a 2% fee, if shares are redeemed within 7 calendar days after their purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

      Management Fee                                         1.96%
      Distribution and Service (12b-1) Fees                  None
      Other Expenses                                         None
      Total Annual Fund Operating Expenses                   1.96 %

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year	3 Years     5 Years    10 Years
   -------     ---------    -------    --------
    $ 199        $ 615	     $1,057     $2,285

  The Example does not reflect reinvested dividends and other distributions. If these were included your costs would be higher.

PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or 'turns over' its portfolio). A higher portfolio turnover may indicate higher transaction costs, and may result in highter taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 170% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although its portfolio may also contain small-cap stocks . with annual revenues between $0.5 and $1 billion. Its securities are generally a blend of value and growth stocks. The Fund invests primarily in issues listed on the New York Stock Exchange, and to a lesser extent, in common stocks of NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in SPDR based ETFs or equivalents. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection. A description of the Fund's policies with respect to disclosure of its portfolio holdings is available on page 8 in the Statement of Additional Information ('SAI').

PRINCIPAL INVESTMENT RISKS

      The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth more or less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the Adviser's judgment about particular stocks is incorrect and the perceived value of such stocks is not realized by the market or their prices decline.

PERFORMANCE

        The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table shows the Fund's average annual returns for one, five and ten years as compared to those of the broad based Standard & Poor's 500 Index.
As with all mutual funds, the Fund's past performance, before and after taxes, does not predict how the Fund will perform in the future.



                  ANNUAL TOTAL RETURNS


                      Volumetric Fund



Year Ending December 31                    Annual Total Returns
------------------------                  -----------------------


       2000                                     -  1.76 %
       2001                                     -  4.47 %
       2002                                     - 12.06 %
       2003                                     + 30.48 %
       2004                                     + 13.49 %
       2005                                     +  1.96 %
       2006                                     +  6.34 %
       2007                                     +  3.11 %
       2008                                     - 29.94 %
       2009                                     + 21.72 %




       During the period shown in the bar chart, the highest return for a quarter was 14.60% (quarter ended June 30, 2003) and the lowest return for a quarter was ' 20.01% (quarter ended
December 31, 2008).

Average Annual Total Returns for Year Ending 2009:
                                         1 Year  5 Years 10 Years

Volumetric Fund:
 Return before taxes	                + 21.72% - 0.97% + 1.99%
 Return after taxes on distributions   	+ 21.72% - 1.83% + 1.24%
 Return after taxes on distributions
     and sale of Fund shares          	+ 18.48% - 0.77% + 1.67%
 Standard & Poor's 500 Composite Index:*+ 23.45% - 1.65% - 2.72%

    *Does not reflect deductions for fees, expenses or taxes

      After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

    Volumetric Advisers, Inc. is the Fund's investment adviser.


PORTFOLIO MANAGERS

    Gabriel J. Gibs is CEO and portfolio manager of the Fund since 1978 and co-manager since 2003. Irene J. Zawitkowski is president and portfolio co-manager since 2003.


PURCHASE AND SALES OF SHARES

    You may buy or sell shares of the Fund via mail or telephone on any business day when the New York Stock Exchange is open for regular trading. Volumetric can be contacted by calling 800-541-
3863. The Fund's address is: Volumetric Fund Inc., 87 Violet
Drive, Pearl River, New York 10965.

    The minimum initial investment in the Fund is $500, and the minimum for each subsequent investment is $200 and $100 if you are enrolled in an automatic investment plan.


TAX INFORMATION

    The Fund's distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.


PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, being a no-load mutual fund, will not pay the broker-dealer or the intermediary for the sale of Fund shares and related services.



          ----------------------------------------------




INVESTMENT APPROACH

    The Fund's primary investment objective is capital appreciation. Its secondary objective is downside protection. The
Fund's primary objective may not be changed without shareholder approval.

    The Fund is using the unique 'Volumetric Trading System' to make investment decisions. This disciplined stock trading system has been derived from 'Volumetrics', a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. 'Volumetrics' was developed in the early 1970's by the Fund's founder Gabriel J. Gibs. Its basic concepts are described in Mr. Gibs' M.B.A. thesis entitled 'Forecasting Stock Trends by Volume Analysis' (Pace University,
1974).

    On September 1, 2000, Volumetric Fund introduced the 'Volume and Range' system, the most automated trading system in the Fund's history. This system is using a computerized, mathematical methodology to manage the Fund's portfolio. The system's aim is to carefully balance risk versus return by using advanced mathematical formulas. Its approach includes: 1) daily cash management; 2) superior stock selection; and 3) disciplined selling of stocks, when necessary, as indicated below.

    Every day after the market closes portfolio managers do the following: 1) Calculate optimum cash position, based on a mathematical formula; 2) Determine, by using volume and range analysis, which stocks should be sold the next day, if any; 3) After volume screening of all stocks, create a list of stocks to purchase, whenever the formula calls for increased investments.

    The stock selection strategy of the Fund involves the identification of those stocks, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move. As volume typically precedes price, the Fund's timing system often successfully identifies stocks under accumulation, takeover and restructuring candidates and stocks that 'smart money' buys. A simplified stock screening process to achieve this is shown in the following paragraphs.

      	1) Using a computerized screening method, stocks are identified whose price advanced during the previous day or week on unusually heavy volume, relative to their own normal volume.
      	2) From this group of stocks, primary consideration is given to those stocks that exhibit good chart patterns, are in a strong industry group, have improved earnings prospects, low debt and are not yet over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.
       3) Stocks with the most positive overall characteristics are then further analyzed by a proprietary mathematical model. Stocks with the highest accumulation/distribution volume ratio (demand/supply ratio) may be bought.

    A major aim of the Fund is to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund's portfolio are under continuous daily volume/price surveillance. Generally, a stock will be sold when volume and range analysis indicate that there is a distinct reversal in its demand/supply ratio: the ratio becomes clearly negative. This type of reversal usually forecasts a decline in the price of the stock. Once a stock is sold, it may be replaced by a new, stronger stock, or under negative stock market conditions, proceeds from the sale will be invested in cash equivalents.

    The Fund allocates its assets between stocks and cash equivalents using a proprietary asset allocation formula. Under positive market conditions, the cash position is typically between 3% and 15%. However, under negative stock market conditions the Fund's cash position may increase up to 40%, and under extremely negative conditions to over 40%.

    Management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund's portfolio will be held from 3 to 24 months, and the typical portfolio turnover rate of the Fund will be between 100-300%. Generally, holding periods in bull markets are expected to be longer than in bear markets. High turnover involves correspondingly greater brokerage commissions and has a slightly negative impact on the Fund's return. A high turnover rate may have greater tax consequences for shareholders, due to the realization of capital gains or losses by the Fund. See, 'Dividends and Distributions' and 'Tax Consequences'.


MANAGEMENT OF THE FUND

    The Fund's investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the 'Adviser'). The Adviser provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment decisions for the Fund. The Adviser has acted in an investment advisory capacity since the inception of the Fund and its predecessor partnership in August of 1978. The Fund's Adviser is subject to the supervision and control of the Fund's Board of Directors. Information regarding the approval of the Investment Advisory Agreement by the Board is available in the Fund's Annual Report. The full Board met four times during calendar year 2009, and the independent directors also met four times. In addition, the Audit Committee met twice and the Governance & Nominating Committee met once during the same period.

  According to the Investment Advisory Agreement approved by the Board of Directors on December 10, 2009, the Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's chief compliance officer, its board members, custodian fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with such income taxes.

    As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million; 1.90% of such net assets from $10 million to $25 million; 1.80% of such net assets from $25 to $50 million; 1.70% of such net assets from $50 to $100 million; and 1.50% of such net assets over $100 million. During calendar year 2009, the compensation of the Adviser was at the annual rate of 1.96%. Mr. Gabriel J. Gibs, President of the Adviser, is considered a 'controlling person' of the Adviser, as defined by the Investment Company Act of 1940.

    Portfolio managers and officers. Gabriel J. Gibs and Irene J. Zawitkowski are responsible for the day-to-day management of the Fund and are managers of its portfolio. Mr. Gibs is Portfolio Manager of the Fund since inception and Co-manager since 2003. Ms. Zawitkowski is Portfolio Co-manager since 2003. Mr. Gibs is also the Fund's Chairman and Chief Executive Officer (CEO) since inception and Ms. Zawitkowski its President and Chief Operating Officer (COO) since 2003 and was Executive Vice President of the Fund since inception until 2003. Mr. Gibs is also the President of Volumetric Advisers, Inc. and Ms. Zawitkowski is its Executive Vice President. Mr. Jeffrey Gibs is Vice President of the Fund since 2004 and its Chief Compliance Officer since 2005. Jeffrey Gibs is the son of Gabriel Gibs. Information about Directors and additional information about the officers are available in the 'Statement of Additional Information' and also in the Fund's Annual Report.


PRICING OF FUND SHARES

    The Fund's net asset value per share (NAV) is calculated on every business day at the close of trading on the New York Stock Exchange, normally 4 p.m. Eastern Standard Time. The Fund determines the net asset value per share by subtracting the Fund's liabilities from the Fund's total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The Fund uses the closing quotations in valuing its portfolio securities. Shares will not be priced on those days when the New York Stock Exchange is closed for trading.

    All the Fund's securities are traded on the New York Stock Exchange, American Stock Exchange or the NASDAQ. Consequently, 'fair value' pricing of the Fund's securities is not applicable. If under extremely rare circumstances a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

PURCHASING FUND SHARES
     	Shares of the Fund may be purchased at net asset value per share. Shares will be priced at the net asset value per share
(NAV) next determined after the investor's proceeds or telephone purchase order is received. The Fund must receive an investment order by 4 p.m. Eastern Standard Time. If a telephone purchase is made or an investment is received by mail after 4 p.m. Eastern Standard Time, the purchase will be effective and be priced at the next business day's closing price. The following table indicates the minimum investments:


                      Minimum Investments
                      -------------------
             To open an account                       $ 500
             Additional purchases                     $ 200
             Automatic investment plan                $ 100

    According to the automatic investment plan, shares may be purchased through monthly or quarterly installments from your bank account.

    Volumetric Fund does not permit market timing or short trading practices. These practices may disrupt portfolio management strategies and consequently, may harm the Fund's performance.

    New investors who wish to purchase shares must fill out the application form and mail it with their check or money order to the Fund. The day after receipt, the Fund will issue an 'Account Statement' acknowledging the amount invested and the number of shares purchased.

    To help the government fight the funding of terrorism and money laundering activities, the USA PATRIOT ACT of 2001 requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. Therefore, when you open an account, you will be asked for your name, address, date of birth, tax identification number and other information that will allow Volumetric to identify you.

    Additional shares may be purchased by written or telephone request. The maximum amount to be purchased by telephone is limited to three times the market value of the shares held in the shareholder's account. The Fund must receive payment after a telephone purchase within three business days. If payment is not received, the Fund will redeem sufficient additional shares from the shareholder's account to reimburse the Fund for any loss. A confirmation of the telephone purchase is not sent until payment is received.

    Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places, unless the investor specifies only full shares. The Fund reserves the right to (a) reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; (b) suspend the offering of its shares for any period of time; (c) waive the Fund's minimum purchase requirement.

    Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund's shares directly without payment of any fee.
No part of any service fee will be received by the Fund.

'No-Fee' Retirement, Automatic Investment Plans and Beneficiary Accounts
-------------------------------------------------------------------------

      	Volumetric Fund offers various 'no-fee' retirement accounts for individuals, corporations (pension plans) and the self-employed.

       Application forms of Traditional IRA, Roth IRA and Simplified Employee Pension Plans (SEP) and other retirement plans are available from Volumetric Fund. Principal Trust Company acts as the trustee of the IRA and various other retirement accounts. To obtain application forms or receive information about retirement accounts please contact the Fund or visit the Trustee's website: www.principaltrust.com.

       If you transfer to or invest in an IRA, Roth IRA or SEP account of Volumetric Fund, the set-up fee and annual fee charged by the Trustee will be fully waived and paid for you by Volumetric Advisers, Inc.

	The Fund has an Automatic Investment Plan ('AIP') available for shareholders who wish to invest electronically through their bank.
The minimum additional investment for this plan is $100. Monthly and quarterly payments are available. Please contact the Fund for an AIP application form.

	The Fund also offers Beneficiary ('BA') accounts. The Beneficiary Account is similar to a revocable trust. It is the same as a regular account, except it will be automatically transferred to the designated beneficiary, in case of death. The beneficiary may be a person, such as a relative or friend, or a charitable organization.



REDEEMING FUND SHARES

    You can redeem shares of the Fund on any business day without a redemption fee. However, to discourage market timing and frequent trading of Fund's shares, the Board of Directors has adopted the following policy. The Fund will assess a 2% fee, if an investor redeems his/her shares within 7 calendar days of a purchase. This fee will be paid directly to the Fund. Please note however, the management of the Fund reserves its right not to charge an investor the fee, if the investor redeems his/her shares due to a true emergency and not because of market timing.

     The Fund redeems its shares at the net asset value next determined after the Fund receives your written redemption request. Telephone redemption requests will be processed but only after verification of ownership. Corporate, trust and institutional redemption requests must be made in writing.
Redemption requests to close an account must be also made in writing.

    Redemption payments are made no later than the third business day after the effective date of the redemption. The Fund may suspend the right of redemption or postpone the date of payment for more then three days when: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted,
(c) an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

    The Fund expects to make all redemptions in cash. However, the Fund reserves the right to pay redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance when the Fund's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to qualify annually as a 'Regulated Investment Company' (RIC) under the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a 'Regulated
Investment Company' the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

    When you open an account you will make an election to receive dividends and distributions in cash or to reinvest them in additional shares of the Fund. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. The Fund declares dividends and capital gain distributions to shareholders of record annually, currently in December, and pays the dividends and distributions before January 10 of the following year.


TAX CONSEQUENCES

    Whether received in shares or cash, dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income. Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. A shareholder will be treated for tax purposes as having received the dividend in December when it was declared and not in January when it was paid. Dividends and capital gain distributions may be subject to state and local taxes.

    Shareholders are urged to consult with their own tax advisors for further information.


FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.
Per share information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The financial highlights for 2009 were audited by BBD, LLP and for the prior four years, from 2005 to 2008, by another auditor. The auditors' reports, along with the Fund's financial statements for the year ended December 31, 2009, are included in the annual report, which is available upon request.





                            FINANCIAL HIGLIGHTS
                (for a share outstanding throughout each year)

       Years ended December 31       2009   2008     2007    2006    2005
                                    -----   -----    ----    ----   ------
Net asset value, beginning of year  $12.34  $18.10  $19.10  $19.30  $21.28
Income from investment operations:
  Net investment income              (0.02)  (0.03)  (0.03)  (0.02)  (0.08)
  Net realized and unrealized
   gain (loss) on investments         2.70   (5.25)   0.58    1.16    0.45
                                    -------  ------  ------  ------  ------
 Total from investment operations     2.68   (5.28)   0.55    1.14    0.37
                                    -------  ------  ------  ------  ------
Less distributions from:
   Net investment income              0.00    0.00    0.00    0.00    (0.15)
   Net realized gains                 0.00   (0.48)  (1.55)  (1.34)   (2.20)
                                    ------   ------  ------  ------  ------
Total distributions                   0.00   (0.48)  (1.55)  (1.34)   (2.35)
                                    -------  ------  ------  ------  ------
Net asset value, end of year        $15.02   $12.34  $18.10  $19.10  $19.30
                                    =======  ======  ======  =======  ======
Total return                         21.72%  (29.94)%  3.11%   6.34%   1.96%
                                    =======  ======  =======  ======  ======
Ratios and Supplemental Data:
Net assets, end of period
   (in thousands)                   $18,112  $15,896  $24,590  $24,329 $24,194
Ratio of expenses to average
   net assets                         1.96%    1.93%    1.95%    1.94%  1.91%*1
Ratio of net investment income
   to average net assets             (0.17%)  (0.24%)  (0.14%)  (0.10%)(0.42%)*2
Portfolio turnover rate                170%      217%     141%    153%     160%


  *1 Before waiver:  1.94%
  *2 Before waiver: (0.45)%













Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
----------------------
Transfer Agent
--------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
---------
J.P. Morgan Chase
New York, New York

Independent Registered Public Accounting Firm
---------------------------------------------

BBD, LLP
Philadelphia, Pennsylvania

Board of Directors
------------------

William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haupl
Raymond T. Mundy
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
---------

Gabriel J. Gibs
    Chief Executive Officer, Portfolio Co-Manager
Irene J. Zawitkowski
     President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer





                         VOLUMETRIC FUND, INC.

    For more information about the Fund, the following documents are available free upon request.

Statement of Additional Information (SAI):

    The SAI provides more detailed information about the Fund, including its operations and investments' policies. It is incorporated by reference, and is legally considered a part of this prospectus.

Annual/Semi Annual Reports:

    The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report you will find management's discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of these documents of Volumetric Fund or request other information about the Fund by contacting:

                  Volumetric Fund, Inc.
                     87 Violet Drive
                  Pearl River, NY 10965

        Telephone: 1-800-541-FUND (1-800-541-3863)
               Website: www.volumetric.com
               E-mail: info@volumetric.com
                   Ticker symbol: VOLMX

    The Fund will send the requested document within 3 business days of receipt of the request. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request to the following E-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-4643









3




Volumetric Fund, Inc.
A No-Load Mutual Fund                                    New Account
87 Violet Drive                                          Application
Pearl River, New York 10965
Websiite:www.volumetric.com
Phone: 800-541-FUND or 845-623-7637


	I (We) hereby enclose a check/money order of $_______________ payable to Volumetric Fund for the purchase of the shares of Volumetric Fund, Inc. at the price in effect at the time this application is received. Please register me as a shareholder and issue my shares as indicated below.

ACCOUNT TYPE
-------------

Account Type: ____ Regular Account (Non Retirement)
              ____ Retirement Account (IRA and Business Retirement Account)


Individual or Joint Account:

__________________________________________  _______________________________
     Name                                     Social Security Number

_____________________________________      ________________________________
     Joint of Owner                           Social Security Number of
                                               Joint Owner (if applicable)

Custodial Account/UTMA (uniform Transfer to Minors Act):

______________________________________     __________________________________
     Name of Custodian                      Social Security
Number(optional)
_________________________________________    ________________________________
       Name of Minor                         Social Security Number of Minor

Corporation, Business, Trust or Other Organization:
---------------------------------------------------

__________________________________________     _____________________________
       Organization Name                        Tax ID #

____________________________________________________________________________
       Officer, Partner, Trustee and title


ADDRESS AND TELEPHONE
---------------------
	____________________________________________________________________________
     Address
 ____________________________________________________________________________
    City/State/Zip

Telephone:  Home:_______________________Work:______________________

E-mail (optional) ___________________________



Distribution Options
---------------------
Income dividends and capital gains distributions (if any) will be automatically reinvested in additional shares (Option A), unless otherwise checked below:
   Option A _________ Reinvest all income dividends and capital gains Option B __________ Pay all income dividends and capital gains in cash


Automatic Investment Option
----------------------------
This option allows you to automatically invest in Volumetric Fund directly from your bank account on a monthly, bi-monthly, or quarterly basis. Volumetric Fund will make automatic share purchases based on your enclosed check. If you would prefer purchases made from another account, please notify Volumetric Fund to send you the required form. If you wish to start the automatic investment option, circle you selection:

Amount to Invest ($100 minimum per transaction)  $ _____________
Start Date (allow 3 weeks for processing): _____________________

Frequency : Monthly/Bi-Monthly (every other month)/ Quarterly
Day of the Month: 5 th / 20 th


Information Request
-------------------
 (Circle items):
   Traditional or Roth IRA   College Investment Plan
   Beneficiary Account       Business Retirement Accounts
____________________________________________________________________________
I (We) am (are) of legal age and have received and read the Prospectus and agree to its terms. I (We) certify, under penalty of perjury, that I (we) am
(are) not subject to backup withholding and that my (our) correct taxpayer identification number is as indicated on this application.

__________________________________________      _______________________
  Signature                                      Date

__________________________________________      _______________________
  Signature of Joint Owner                       Date














***********************************************************







                                                            June 14, 2010


                              PART B



            STATEMENT OF ADDITIONAL INFORMATION


                     VOLUMETRIC FUND, INC.

                       Ticker: VOLMX




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained by writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965 or calling 800-541-3863 or 845-623-7637. The information can also be obtained on our website: www.volumetric.com.

This Statement of Additional Information relates to the Fund's Prospectus, dated June 14, 2010.




                          TABLE OF CONTENTS

      Fund History.........................................2
      Investment Objectives and Strategies.................2
      Investment Restrictions..............................2
      Management of the Fund...............................3
      Control Persons and Principal Holders of Securities .5
      Investment Advisory Services and Other Services..... 5
      Other Service Providers.. ...........................6
      Brokerage Allocation.................................7
      Capital Stock........................................7
      Purchase, Redemption and Pricing of Securities.......7
      Taxation of the Fund.................................7
      Underwriters.........................................7
      Code of Ethics.......................................8
      Disclosure of Portfolio Holdings.....................8
      Proxy Voting Policy..................................9
      Calculation of Performance Data......................9
      Financial Statements.................................9












                              FUND HISTORY

Volumetric Fund, Inc. -- formerly named The Volumetric Investment Society -
- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his coworkers associates encouraged him to start the fund. The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

The Fund's name was changed from the Volumetric Investment Society to Volumetric Fund on June 15, 1986. It was incorporated under the laws of the State of New York on July 25, 1986, after at the Annual Meeting the shareholders approved the reorganization. The fund has been open to the general public since September 3, 1987.

                 INVESTMENT OBJECTIVES AND STRATEGIES

Volumetric Fund is an open-end diversified fund. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The Fund's investment strategies and risks are described in the appropriate section of the Prospectus. In the following, some additional details of the Fund's investment approach are provided.

The Fund's investment decisions, buying and selling of common stocks, are made with the utilization of volume analysis, specifically the Fund's proprietary Volumetric Trading System. This is a technical system, based on the analysis of stocks and the market's trading volume and in which fundamental aspects are of only minor significance.

Volumetric Fund introduced the so-called 'Volume and Range system', (the 'System') on September 1, 2000. Although the Fund had used various volume based systems before, we believe, this is the most advanced system in the Fund's history. The System utilizes a computerized, fully automated methodology to manage the Fund's portfolio. The objective of the System is growth with protection. Specifically, to match or surpass the growth of the market during bull markets and to provide safety to shareholders in bear markets. This is achieved by the combination of: 1) cash management; 2) superior stock selection with diversification; and 3) disciplined selling of stocks whenever a stock's volume and range indicators forecast a potential weakening.

 According to the System, every day, after the market closes the Fund's managers do the following: 1) calculate the Fund's optimum cash position;
2) determine what stocks should be sold from the portfolio, if any; 3) create a list of stocks as potential buys, based on computerized selection and volume analysis. These findings will then be implemented during the next business day. The Fund may also invest up to 15% of its assets in ETFs.


                   INVESTMENT RESTRICTIONS

      (1)  The Fund will not purchase securities on margin.

      (2) The Fund will not sell any security short or engage in the purchase of call, put or other options.

      (3) The Fund will not invest more than 5% of its assets in the securities of any one issuer. However, United States government securities, index related securities, such as S&P 500 Index Trust, NASDAQ 100 Trust and various exhange-traded funds are excluded from this requirement.
The Fund will not invest more than 25% of its assets in any single industry. The Fund will not invest more than 15% of its net assets, in SPDR based ETFs or equivalents.


      (4) The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer's management.

      (5) The Fund will not invest more than 5% of its total assets in the securities of other investment companies.

      (6) The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets. The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

      (7)  The Fund will not make loans.

      (8) The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

      (9)  The Fund will not issue senior securities.

     (10) The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

     (11) The Fund will not purchase or deal in commodities, real estate or non-financial assets.

These investment restrictions, except for (3), may not be changed, without the approval by a vote of a majority of the Fund's outstanding voting shares. Under the Investment Company Act of 1940, such approval requires the affirmative vote, at the meeting of shareholders, of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

                         MANAGEMENT OF THE FUND

The Fund's every day operations are managed by the Fund's Adviser and the Fund's officers. Major policy decisions must be approved by the Board of Directors. The number of directors is currently set at nine. The Board must approve any change in the number of directors.

The directors and officers of the Fund, their addresses, principal occupations and the dollar range of their shareholdings in Volumetric Fund, as of December 31, 2009, are shown below. The following categories are used for the dollar ranges: over $100,000 is A; $50,001-$100,000 is B; $25,001-
$50,000 is C; $10,001-$25,000 is D; $1-$10,000 is E. . Additional
information about the directors may be found in the Fund's annual report and proxy statement.


The Fund's interested and independent directors and their occupations in the past five years are shown in the following.



                        Interested Directors

Gabriel J. Gibs, Age 73, Founder, Chairman, CEO and Portfolio Manager
  since 1978 . Portfolio Co-Manager since 2003. President of Volumetric Advisers, Inc., the Fund's Adviser, since 1983. Between 1974 and 1983 he was also the President of his own SEC registered investment advisory firm, a sole proprietorship and the predecessor firm of Volumetric Advisers, Inc.

Volumetric Fund, Inc. 87 Violet Drive, Pearl River, NY 10965
                                                            Shareholdings: A

Irene J. Zawitkowski, Age 57, Director since 1978. President, Chief Operating Officer and Portfolio Co-Manager since 2003. Executive Vice President, Secretary and officer in other capacities since 1978.


Volumetric Fund, Inc. 87 Violet Drive, Pearl River, NY 10965
                                                            Shareholdings: B




                 Independent Directors


William P. Behrens, Age: 71, Director since 1987
Fulcrum Securities, Inc., 80 Broad Street, New York, NY 10004
                                                          Shareholdings: D

  Vice Chairman, Fulcrum Securities, Inc., since 2008. Chairman Global Energy Systems, since 2006. Previously, Vice Chairman of Northeast Securities between 2001 and 2007.

Josef Huepl, Age 64, Director since 2004.
  9 Grove Place, Mountain Lakes, NJ 07046.                Shareholdings: A

  Engineering Consultant. Previously, Director of Technology of Lurgi PSI.


Raymond T. Mundy. Age 66, Director since 2006.
332 Route 306, Monsey, NY 10952                           Shareholdings: C

Private practice of law since 1982. Adjunct Professor of Philosophy and Business Ethics at Rockland Community College, Suffern, NY.

Stephen J. Samitt,  Age 68, Director since 1996.
  Volumetric Fund, Inc. 87 Violet Drive, Pearl River, NY 10965
                                                           Shareholdings: A

  Stephen Samitt, CPA< LLC, since 2008. Previously, Principal with Briggs Bunting & Dougherty, LLP, Independent Registered
  Public Accountants since 1997.


Allan A. Samuels, Age 72, Director since 2007.
  RBA, 1 Blue Hill Plaza, Pearl River, NY 10965		   Shareholdings: C

  President and CEO of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization for the advancement of business in Rockland County, NY with over 1,000 members.


David L. Seidenberg, Age 63, Director since 1983,
SQ Ventures, LLC, 29 Shaw Road, Woodcliff Lake, NJ 07677
                                                           Shareholdings: A

  President SQ Ventures, LLC., since 2002. Previously, Vice President, Davos Chemical Company, from from 1972 until 2002.

Raymond W. Sheridan, Age 59, Director since 1995. Member of Nominating
  Committee.
  Raymond Sheridan Financial
                                                           Shareholdings: B
  19 East Washington Ave., Pearl River, NY 10965

  President, Raymond Sheridan Financial, insurance and financial services.

 *Interested person within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

Committees. The Fund has an Audit Committee and a Governance & Nominating Committee. The Audit Committee includes Stephen Samitt, Chairman, who is also the Fund's Financial Expert, William Behrens, Raymond Mundy and David Seidenberg. The Audit Committee is responsible for recommending the selection of external auditors to the Board; receiving, reviewing, and forwarding to the Board the annual financial report of the external auditors; and such other matters as may warrant attention. The Governance & Nominating committee's members are Allan Samuels, Chairman, Joseph Haupl, Stephen
Samitt and Raymond Sheridan. All directors of the Audit Committee and the Governance & Nominating Committee are independent. The Fund does not have a lead independent director.

Directors receive a meeting fee of $150 for each board and committee meeting they attend. The meeting fee for a committee meeting followed by a Board meeting is $250. The chairman of the Audit Committee receives $250 per meeting. Total fees paid to independent board members were $4,925 during 2009 Directors' fees are paid by the Adviser. The salaries and compensation of all officers are also paid by the Adviser.

        CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Gabriel Gibs, President of the Fund's Adviser is considered the 'control person' of the Adviser.

Directors and their immediate family members, such as their spouses and minors, beneficially owned 147,469 shares or 12.59% of the outstanding Common Stock of Fund, as of April 30, 2010. This includes Gabriel
Gibs and his wife who owned 46,194 shares or 3.89% of outstanding Common Stock. In addition, Volumetric Advisers, Inc. owned 20,710 shares or 1.74% of the outstanding Common Stock.

             INVESTMENT ADVISORY AND OTHER SERVICES

Volumetric Advisers, Inc., until August of 1986 named Volumetric, Inc., is the Investment Adviser of the Fund, 87 Violet Drive, Pearl River, New York, 10965, pursuant to an Investment Advisory Agreement (the 'Agreement') dated December 10, 2009. The Adviser is registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940. Gabriel J.
Gibs is the control person of the Adviser. Volumetric was incorporated in New York in 1983.

Gabriel J. Gibs is Chairman and Chief Executive Officer of the Fund and President of the Adviser. Irene J. Zawitkowski is President and Chief Operating Officer of the Fund and Executive Vice President of the Adviser. Mr. Gibs and Ms. Zawitkowski are co-managers and jointly manage the Fund's portfolio.

The fee received by the Adviser is described in detail in the Prospectus. The Investment Adviser's fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 2.0%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The management fee is paid to the Adviser monthly. The daily management fee is determined by multiplying the Fund's net assets by the appropriate rate, currently 0.0193, and dividing the resulting number by 365.

Management fees paid by the Fund to the Adviser for the past three years were as follows:

        2009            $ 314,166
        2008            $ 411,856
        2007            $ 489,323

The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on December 10, 2009. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund's Board of Directors or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Agreement will be approved by the Board at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund's directors who are not parties there to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

The Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder's report and proxy statements. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

The Fund does not receive any 12b-1 fees.


                    OTHER SERVICE PROVIDERS

TRANSFER AND DIVIDEND PAYING AGENT
     	Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York
10965

CUSTODIAN
   	JP Morgan Chase, ('JP Morgan'), 270 Park Avenue, New York, NY 10154, acts as the Custodian of the Fund's securities. JP Morgan does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold.

IRA AND PENSION ACCOUNTS TRUSTEE
       Principal Trust Company, P.O. Box 8963, Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of BBD, LLP, and 1835 Market Street, Philadelphia, PA has been acting as the Fund's Independent Registered Public Accountant during calendar year of 2009. The firm of BKD, LLP, 2800 Post Oak Blvd., Houston, TX 77056, had acted as the Fund's Independent Registered Public Accountant from January 1, 2002 until December 31, 2008.

                    BROKERAGE ALLOCATION

To minimize brokerage commissions the Fund predominantly utilizes the services of discount brokers and full-service brokers whose negotiated rates are competitive with discount brokers. Brokers are selected based on their fees, services and execution capability. The Fund is not obtaining research services from any broker. The Fund's primary broker is Trade Manage Capital, (previously named Yamner & Co. Inc.), 299 Market St, Saddle Brook, NJ 07663.

The aggregate commissions paid by the Fund to Trade Manage Capital for the three previous calendar years are indicated below. No other brokers were used.

                 2009                                $17,947
                 2008                                $26,129
                 2007                                $22,091


                           CAPITAL STOCK

The Fund is authorized to issue 2,000,000 shares of Common Stock with a par value of $.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares.

The Fund's Board of Directors may authorize the issuance of additional shares of common stock, if demand for the Fund's shares surpasses currently authorized shares.

         PURCHASE, REDEMPTION AND PRICING OF SECURITIES

Shares of the Fund may be purchased and redeemped as outlined in the Prospectus.

The Fund is a no-load fund; therefore, the offering price and the net asset value are the same. It is offering and redeeming its shares at net asset value.

                       TAXATION OF THE FUND

The Fund is qualified or intends to qualify annually as a 'Regulated Investment Company' (RIC) under Subchapter M of the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a 'regulated Investment Company' the Fund must distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends or capital gain distributions.

                            UNDERWRITERS

The Fund has no underwriters.

                           CODE OF ETHICS

The Fund has adopted and amended its Code of Ethics under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all 'Access Persons'. Access Persons generally include all officers and interested directors of the Fund and those of the Adviser. The Code of Ethics is based upon the principle that the Access Persons have the fiduciary duty to place the interest of Fund shareholders above their own.

The Code of Ethics permits Access Persons to buy and sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons to complete initial personal securities holding reports, quarterly personal securities transaction reports, and annual personal securities holding reports. The Code of Ethics requires Access Persons who are investment personnel to pre-clear most of their personal securities transactions.




                DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund intends to publicly disclose all of its portfolio holdings in quarterly reports approximately 30 days after each quarter-end. The Fund also intends to publicly disclose all of its portfolio holdings, with a delay of at least 15 days, after each quarter-end to facilitate timely release of information to rating agencies such as Lipper, Inc., Morningstar, Inc. Bloomberg L.P. and others. The Fund does not make selective non-public disclosures of portfolio holdings to third parties. Furthermore, the Fund may publicly disclose its top ten holdings on a monthly basis, after a minimum of 3-day delay, along with information regarding the percentage of the Fund that each holding comprises, on the Fund's Internet website http://www.volumetric.com.

The Fund also may disclose its complete portfolio holdings, on a daily basis and without a time lag to J.P. Morgan Chase, the Fund's custodian and Trade Manage Capital, its broker, in their capacities as the Fund's service providers who require such information to perform their contractual duties and responsibilities to the Fund. The Fund may also disclose its complete holdings to Directors and to the Chief Compliance Officer of the Fund at Board meetings discussing the Fund's performance and portfolio. In addition, complete portfolio holdings information may be provided to BBD, LLP, the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the annual audit of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's chief compliance officer periodically may request that the service providers confirm their compliance with these restrictions. Neither the Fund nor the Advisor receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings to the rating agencies, service providers, and the Auditor. Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities. The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interests of the Fund's shareholders, including addressing any conflicts of interest between the interests of the Fund's shareholders and that of the Advisor, and any affiliated persons thereof. The Fund's chief compliance officer, at least annually, reports to the Board regarding these policies and procedures and their application.





                    PROXY VOTING DISCLOSURE POLICY

The Board of Directors of Volumetric Fund, Inc. has adopted a proxy voting disclosure policy and procedure that delegates the authority to vote proxies to the Chairman of the Board and President of the Fund, subject to the supervision of the Board of Directors. The proxy voting policy generally provides that proxy voting will be decided on by a case-by-case basis, with the intention being to vote all proxies in the best interest of the Fund's shareholders.

The following guidelines summarize the policy in routine issues of proxies. Accordingly, the voting generally will support the management's slate of directors of the company being voted upon. Regarding the selection of independent auditors of the company being voted upon, the voting as a general rule, will support the management's choice of auditors. All other non-routine issues will be voted on a case-by-case basis in the best interest of shareholders.

In situations where there is a conflict of interest, or apparent conflict with the Fund, the vote will be based upon the recommendation of the majority of Volumetric Fund's independent directors.


                 CALCULATION OF PERFORMANCE DATA

The Fund's average annual total returns, for the year ending December 31, 2009, for periods of 1, 5 and 10 years, before and after tax returns, with or without redemptions, are indicated in the Prospectus.

The performance of the Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions and variations in share prices at the beginning and end of a period.

The average annual total return of the Fund, also called compounded return, is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                              n
                        P(1+T) = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period at the end of stated periods.


                        FINANCIAL STATEMENTS

The Fund's 2009 Annual Report, containing the audited financial statements for year ending December 31, 2009, notes to financial statements, and the opinion of the Fund's Independent Registered
Public Accountants, BBD, LLP, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional Information. A copy of the Annual Report is available, free of charge, by calling the Fund's toll-free number at 800-541-3863.



                          ----------------------




                                   PART C

                            OTHER INFORMATION
Item 23.  Exhibits

        *(a) Articles of Incorporation of Volumetric Fund, Inc.
        *(b) By-Laws of Volumetric Fund, Inc.
         (c) None
        *(d) Investment Advisory Agreement between Registrant and
             Volumetric Advisers, Inc.
         (e) None
         (f) None
        *(g) Custodian Agreement between the Fund and JP Morgan Chase

         (h)  None
        *(i)  Legal Opinion
         (j) Consent of Independent Registered Publice Accounting Firm for the Fund.
         (k)  None
         (l)  None
         (m)  None
         (n)  None

         (o)  None
        *(p) Code of Ethics
* Previously filed
Item 24     Persons Controlled by or Under Common Control with Registrant
            None
Item 25     Indemnification
            None
Item 26     Business and Other Connection of Investment Adviser
            None

Item 27     Principal Underwriters
            None

Item 28     Location of Accounts and Records

            Volumetric Advisers, Inc. maintains all records at the office of the
            Registrant: 87 Violet Drive, Pearl River, NY 10965.

Item 29     Management Services
            None

Item 30     Undertakings
            None







                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Orangetown, and State of New York on the 14th day of June, 2010.

 VOLUMETRIC FUND, INC.

 By:        Gabriel J. Gibs, Chairman of the Board, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.



/S/ Gabriel J. Gibs
-------------------------------------------
Gabriel J. Gibs, Chairman of the Board and CEO

/S/ Irene J. Zawitkowski
-------------------------------------------
Irene J. Zawitkowski, President, Director


/S/ William P. Behrens
-------------------------------------------
William P. Behrens, Independent Director

/S/ Josef Haupl
-------------------------------------------
Josef Haupl, Independent Director

/S/ Raymond Mundy
-------------------------------------------
Raymond T. Mundy, Independent Director

/S/ Stephen J. Samitt
-------------------------------------------
Stephen J. Samitt, Independent Director


/S/ Allan A. Samuels
-------------------------------------------
Allan A. Samuels, Independent Director


/S/ David L. Seidenberg
-------------------------------------------
David L. Seidenberg, Independent Director

/S/ Raymond W. Sheridan
-------------------------------------------
Raymond W. Sheridan, Independent Director